Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.8008%


        Excess Protection Level
          3 Month Average   5.25%
          June, 1998   4.76%
          May, 1998   4.97%
          April, 1998   6.00%


        Cash Yield                                  17.69%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.83%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $4,536,555,660.02